Updated as of May 1, 2016

EXHIBIT A

to the

Insurance Administrative Services Plan of Class 4 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	February 1, 2016	January 31, 2017
Global Small Capitalization Fund	February 1, 2016	January 31, 2017
Growth Fund	February 1, 2016	January 31, 2017
International Fund	February 1, 2016	January 31, 2017
New World Fund	February 1, 2016	January 31, 2017
Blue Chip Income and Growth Fund	February 1, 2016	January 31, 2017
Global Growth and Income Fund	February 1, 2016	January 31, 2017
Growth-Income Fund	February 1, 2016	January 31, 2017
International Growth and Income Fund	February 1, 2016	January 31, 2017
Capital Income Builder	February 1, 2016	January 31, 2017
Asset Allocation Fund	February 1, 2016	January 31, 2017
Global Balanced Fund	February 1, 2016	January 31, 2017
Bond Fund	February 1, 2016	January 31, 2017
Corporate Bond Fund	February 1, 2016	January 31, 2017
Global Bond Fund	February 1, 2016	January 31, 2017
High-Income Bond Fund	February 1, 2016	January 31, 2017
Mortgage Fund	February 1, 2016	January 31, 2017
Ultra-Short Bond Fund (formerly named Cash Management Fund)	February 1, 2016	January 31, 2017
US Government/AAA-Rated Securities Fund	February 1, 2016	January 31, 2017

Portfolio Series – American Funds Global Growth Portfolio	February 1, 2016	January 31, 2017
Portfolio Series – American Funds Growth and Income Portfolio	February 1, 2016	January 31, 2017

Updated as of May 1, 2016

EXHIBIT A

to the

Amended and Restated Administrative Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund	February 1, 2016	January 31, 2017
Global Small Capitalization Fund	February 1, 2016	January 31, 2017
Growth Fund[1]	February 1, 2016	January 31, 2017
International Fund[1]	February 1, 2016	January 31, 2017
New World Fund	February 1, 2016	January 31, 2017
Blue Chip Income and Growth Fund	February 1, 2016	January 31, 2017
Global Growth and Income Fund	February 1, 2016	January 31, 2017
Growth-Income Fund[1]	February 1, 2016	January 31, 2017
International Growth and Income Fund	February 1, 2016	January 31, 2017
Capital Income Builder	February 1, 2016	January 31, 2017
Asset Allocation Fund[1]	February 1, 2016	January 31, 2017
Global Balanced Fund	February 1, 2016	January 31, 2017
Bond Fund	February 1, 2016	January 31, 2017
Corporate Bond Fund	February 1, 2016	January 31, 2017
Global Bond Fund	February 1, 2016	January 31, 2017
High-Income Bond Fund[1]	February 1, 2016	January 31, 2017
Mortgage Fund	February 1, 2016	January 31, 2017
Ultra-Short Bond Fund[1] (formerly named Cash Management Fund)	February 1, 2016	January 31, 2017
US Government/AAA-Rated Securities Fund[1]	February 1, 2016	January 31, 2017

Managed Risk Growth Fund[2]	February 1, 2016	January 31, 2017
Managed Risk International Fund[2]	February 1, 2016	January 31, 2017
Managed Risk Blue Chip Income and Growth Fund[2]	February 1, 2016	January 31, 2017
Managed Risk Growth-Income Fund[2]	February 1, 2016	January 31, 2017
Managed Risk Asset Allocation Fund[2]	February 1, 2016	January 31, 2017

1 Fund offers Class 3 shares

2 Funds offer Class P1 and P2 shares only. Do not offer Class 1, 2, 3, or 4 shares.

Updated as of May 1, 2016

EXHIBIT A

to the

Amended and Restated Shareholder Services Agreement

Fund	Effective Date	Termination Date
Global Growth Fund	2/1/16	1/31/17
Global Small Capitalization Fund	2/1/16	1/31/17
Growth Fund[1]	2/1/16	1/31/17
International Fund[1]	2/1/16	1/31/17
New World Fund	2/1/16	1/31/17
Blue Chip Income and Growth Fund	2/1/16	1/31/17
Global Growth and Income Fund	2/1/16	1/31/17
Growth-Income Fund[1]	2/1/16	1/31/17
International Growth and Income Fund	2/1/16	1/31/17
Capital Income Builder	2/1/16	1/31/17
Asset Allocation Fund[1]	2/1/16	1/31/17
Global Balanced Fund	2/1/16	1/31/17
Bond Fund	2/1/16	1/31/17
Corporate Bond Fund	2/1/16	1/31/17
Global Bond Fund	2/1/16	1/31/17
High-Income Bond Fund[1]	2/1/16	1/31/17
Mortgage Fund	2/1/16	1/31/17
Ultra-Short Bond Fund[1] (formerly named Cash Management Fund)	2/1/16	1/31/17
US Government/AAA-Rated Securities Fund[1]	2/1/16	1/31/17

Managed Risk Growth Fund[2]	2/1/16	1/31/17
Managed Risk International Fund[2]	2/1/16	1/31/17
Managed Risk Blue Chip Income and Growth Fund[2]	2/1/16	1/31/17
Managed Risk Growth-Income Fund[2]	2/1/16	1/31/17
Managed Risk Asset Allocation Fund[2]	2/1/16	1/31/17

Portfolio Series – American Funds Global Growth Portfolio	2/1/16	1/31/17
Portfolio Series – American Funds Growth and Income Portfolio	2/1/16	1/31/17

Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	2/1/16	1/31/17
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	2/1/16	1/31/17
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	2/1/16	1/31/17

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 2, 3, or 4 shares.